                                                               EXECUTION VERSION

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

          This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of December 6, 2006, between Prudential Mortgage Capital
Funding, LLC ("PMCF"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and Bear Stearns
Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

          PMCF desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the
"Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the
"Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

          BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Fitch,
Inc. and Standard & Poor's, a division of The McGraw Hill Companies, Inc.
(together, the "Rating Agencies"). Certain classes of the Certificates (the
"Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the
Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among
BSCMSI, as depositor (in such capacity, the "Depositor"), Prudential Asset
Resources, Inc., as a master servicer (in such capacity, a "Master Servicer")
and as loan specific special servicer, Wells Fargo Bank, National Association, as a master servicer (in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the "Certificate Administrator") and as tax administrator (in such capacity, the "Tax Administrator"), ARCap Servicing,
Inc., as a special servicer (a "Special Servicer"), and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing
Date (as defined in Section 1 hereof). It is anticipated that BSCMSI will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

          BSCMSI intends to sell the Registered Certificates to Bear, Stearns &
Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated September 13, 2006 (the "Base Prospectus"), and the supplement to the Base Prospectus dated December 6, 2006 (the "Prospectus
Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered
Certificates are more fully described in the private placement memorandum dated the date hereof (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          PMCF will indemnify the Depositor, the Underwriters, the Initial
Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among PMCF, the Depositor, the
Underwriters and the Initial Purchasers.

          As used herein, "Regulation AB" means Subpart 229.1100 - Asset Backed
Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631
(January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 19, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $570,539,376, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be
$596,650,895, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the Cut-off Date to the Closing Date and any applicable deal expenses, to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the
Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage
Files and Servicing

                                       2

Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off
Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan
Seller (including all documents included in the related Mortgage Files and
Servicing Files and any related Additional Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the
Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates
(other than scheduled payments of principal and interest due on the Mortgage
Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related
Mortgage Loan Group Intercreditor Agreement.

          After the Mortgage Loan Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

          (b) The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not
intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage
Loans on or prior to their respective Cut-Off Dates or, in the case of a
Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be

                                       3

deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the
Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

          (c) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage
Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and, on or before the date that is 45 days following the Closing Date, the remainder of the Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of
Credit and Reserve Funds, which shall be transferred to the Trustee or to the applicable Master Servicer) for each Mortgage Loan. Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii),
(vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a
Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan
Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii))
accompanied by an Officer's Certificate of the Mortgage Loan Seller or a
statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the
Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage
Loan Seller cannot or does not so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of
"Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the
Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the

                                       4

Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the
Mortgage Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an
Officer's Certificate of the Mortgage Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation (except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and Servicing Agreement and the Mortgage Loan
Seller has delivered the original unrecorded document or instrument to the
Trustee on or before the date that is 45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Mortgage Loan
Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related Mortgaged
Property, the Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage Loan). For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

          (d) If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan
Seller shall be responsible for paying, pursuant to a separate agreement and not pursuant to this Agreement, an upfront fee to the Trustee in connection with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay.

          (e) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the
Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or Sub-Servicer that will continue to act on behalf of the applicable Master Servicer as contemplated by the Pooling and Servicing
Agreement and a Primary Servicing Agreement or Sub-Servicing

                                       5

Agreement and except to the extent that any of the following items relate to any
Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan): (i)
originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related
Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve Funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the
Mortgage Loans.

          (f) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
Mortgage Loans to the Purchaser in exchange for the consideration specified in
Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

          (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing
Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such
Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in
Section 5.

                                       6

          SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

          (a) The Mortgage Loan Seller hereby makes, as of the Closing Date
(and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

          (b) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

          (c) The Mortgage Loan Seller hereby represents and warrants, as of the
Closing Date, to and for the benefit of BSCMSI only, that the Mortgage Loan
Seller has not dealt with any broker, investment banker, agent or other person
(other than the Depositor, the Underwriters and the Initial Purchasers) who may
be entitled to any commission or compensation in connection with the sale to the
Purchaser of the Mortgage Loans.

          (d) The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
"originator" (or the role of any third party as "originator" of any Mortgage
Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged
Properties and/or the Mortgage Loan Seller contained in the Prospectus
Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

          (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the
Purchaser (or with respect to any Serviced Non-Pooled Pari Passu Companion Loan that is deposited into an Other Securitization, the depositor in such Other
Securitization) and the Certificate Administrator with any Additional Form 10-D
Disclosure and any Additional Form 10-K Disclosure opposite which "Pooled
Mortgage Loan Seller" is set forth on Schedule IX and Schedule X to the Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the Pooling and Servicing Agreement.

          (f) The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan")
that is substituted for a Defective Mortgage Loan, by the Mortgage Loan Seller
pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage
Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
Material Document Defect.

                                       7

          (g) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

          SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

          (a) The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial
Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage
Loan (or during the two-year period following such Startup Day if the affected
Mortgage Loan is a "defective obligation" within the meaning of Section
860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute
Mortgage Loans and to pay a cash amount equal to the applicable Substitution
Shortfall Amount. The parties hereto agree that delivery by the Trustee (or a
Custodian on its behalf) of a certification or schedule of exceptions to the
Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan Seller of any Material Document Defect
therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or
Substitution Shortfall Amount (as the case may be) are to be wired. Any such repurchase or

                                       8

replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage File, (i)
on the Closing Date of the Mortgage Note (or a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii) by the first anniversary of the
Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any Specially Designated Mortgage Loan Document shall be conclusively presumed to be a Material Document Defect and shall obligate the
Mortgage Loan Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate
Assignment of Leases as described by clauses (ii) and (iii) of the definition of
"Mortgage File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such
Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

          The remedies provided for in this subsection with respect to any
Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to the related REO Property.

          If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such
Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be)
shall be deemed to constitute a Material Document Defect or Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

               (A) the Mortgage Loan Seller (at its expense) delivers or causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a Material Breach has actually occurred without regard to the provisions of this paragraph (the
     "Affected Loan(s)") and the operation of the remaining provisions of this
     Section 5(a) will not result in an Adverse REMIC Event with respect to any
     REMIC Pool, or an Adverse Grantor Event with respect to either Grantor
     Trust Pool, under the Pooling and Servicing Agreement; and

               (B) both of the following conditions would be satisfied if the
     Mortgage Loan Seller were to repurchase or replace only the Affected Loans and not the Other Crossed Loans:

                                       9

                    (i) the debt service coverage ratio for all such Other
          Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s))
          set forth in Appendix B to the Prospectus Supplement, (B) the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                    (ii) the loan-to-value ratio for the Other Crossed Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the
          Cross-Collateralized Group (including the Affected Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the Cross-Collateralized Group (including the
          Affected Loan(s)) at the time of repurchase or replacement, and (C)
          75%.

The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the Mortgage Loan Seller to (in which case the
Mortgage Loan Seller shall) cause to be delivered, to the applicable Master
Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the Appraisal is approved by the Mortgage Loan Seller and the
Controlling Class Representative (such approval not to be unreasonably withheld in each case).

          With respect to any Defective Mortgage Loan that forms a part of a
Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the Purchaser agree to forbear from enforcing any remedies against the other's Primary Collateral but each is permitted to exercise remedies against the Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the
Affected Loan or the Other Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Mortgage Loan Documents evidencing and securing the relevant
Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the
Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the Pooling and Servicing
Agreement are intended third-party beneficiaries of the provisions set forth in this

                                       10

paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

          All costs and expenses incurred by the Trustee and the applicable
Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

          (b) Whenever one or more Replacement Mortgage Loans are substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage
Loan Seller shall deliver to the Trustee the related Mortgage File and a certification to the effect that such Replacement Mortgage Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Replacement
Mortgage Loan, in which case, absent a cure of the relevant Material Breach or
Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each
Replacement Mortgage Loan (if any) after the related date of substitution, and
Monthly Payments due with respect to each corresponding Deleted Mortgage Loan
(if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

          If any Mortgage Loan is to be repurchased or replaced by the Mortgage
Loan Seller as contemplated by this Section 5, upon direction by the applicable
Master Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the
Pooling and Servicing Agreement. Upon any substitution of one or more
Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement
Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

          (c) Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i)
release or cause the release of the Mortgage File and any Additional Collateral held by or on

                                       11

behalf of the Purchaser (or the Trustee) for the Deleted Mortgage Loan to the
Mortgage Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the
Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or the applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any
Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the Mortgage Loan Seller, each of the applicable Master Servicer and the Special Servicer (or other servicing agent for the Purchaser) shall deliver to the Mortgage Loan Seller or its designee any portion of the related
Servicing File, together with any Escrow Payments, Reserve Funds and Additional
Collateral, held by or on behalf of such Master Servicer or the Special Servicer
(or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan
Seller.

          (d) It is understood and agreed that the obligations of the Mortgage
Loan Seller set forth in this Section 5 to cure a Material Breach or a Material
Document Defect, or to repurchase or replace the related Defective Mortgage
Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

          Notwithstanding the foregoing, to the extent (but only to the extent)
that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on behalf of the Purchaser)
exercises efforts consistent with the Servicing Standard and the related
Mortgage Loan Documents to collect such cost or expense from the Borrower and
(E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan
Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses
(A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser
(or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

                                       12

          The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan
     Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (ii) All documents specified in Section 7 of this Agreement (the
     "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing
     Agreement (insofar as such Agreement affects the obligations of the
     Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

          (iv) The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the
     Closing Date;

          (vi) The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

          (vii) the Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1; and

          (viii) Neither the Underwriting Agreement nor the Certificate Purchase
     Agreement shall have been terminated in accordance with its terms.

          Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers
and the Rating Agencies (collectively, the "Interested Parties"), and upon which the Interested Parties may rely:

          (i) This Agreement, duly executed by the Purchaser and the Mortgage
     Loan Seller;

                                       13

          (ii) Each of the Pooling and Servicing Agreement and the
     Indemnification Agreement, duly executed by the respective parties thereto;

          (iii) An Officer's Certificate substantially in the form of Exhibit
     D-1 hereto, executed by the Secretary or an assistant secretary of the
     Mortgage Loan Seller, in his or her individual capacity, and dated the
     Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
     Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification
     Agreement, and (B) the organizational documents of the Mortgage Loan
     Seller;

          (iv) A certificate of good standing with respect to the Mortgage Loan
     Seller issued by the Secretary of State of the State of Delaware not
     earlier than 60 days prior to the Closing Date, and upon which the
     Interested Parties may rely;

          (v) A Certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the
     Mortgage Loan Seller on the Mortgage Loan Seller's behalf and dated the
     Closing Date, and upon which the Interested Parties may rely;

          (vi) The written opinion of in-house counsel for the Mortgage Loan
     Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit
     D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (vii) A written opinion of Cadwalader, Wickersham & Taft LLP, special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (viii) A letter from Cadwalader, Wickersham & Taft LLP, special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to BSCMSI and the Underwriters, which letter shall be substantially in the form of Exhibit D-3C hereto;

          (ix) copies of all other opinions rendered by counsel for the Mortgage
     Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested
     Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

          (x) One or more comfort letters from Deloitte & Touche LLP, certified public accountants, dated the date of any preliminary Prospectus
     Supplement, the Prospectus Supplement and the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested
     Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the

                                       14

     Underwriters, as applicable, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the
     Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus
     Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary
     Prospectus Supplement, the Prospectus Supplement and the Memorandum,
     respectively, to be in agreement with the results of such calculations; and

          (xi) Such further certificates, opinions and documents as the
     Purchaser may reasonably request or any Rating Agency may require.

          SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

          SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383 Madison Avenue,
New York, New York 10179, Attention: J. Christopher Hoeffel, Senior Managing
Director, Commercial Mortgage Department (with copies to the attention of Joseph
T. Jurkowski, Jr., Managing Director, Legal Department), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at
Four Gateway Center, 8th Floor, 100 Mulberry Street, Newark, New Jersey 07102,
Attention: Sean G. Beggan, or such other address as may be designated by the
Mortgage Loan Seller to the Purchaser in writing.

          SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to BSCMSI and by BSCMSI to the Trust,

                                       15

notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial by
Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO
BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE
EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN
OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

          SECTION 15. Successors and Assigns. The rights and obligations of the
Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage
Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the
Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the

                                       16

Mortgage Loans to the Trust as contemplated by the recitals hereto, BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the
Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this
Agreement shall bind and inure to the benefit of and be enforceable by the
Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

          SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

          SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such
Cross-Collateralized Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

          SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       17

                                                               EXECUTION VERSION

          IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC

                                       By:
                                           -------------------------------------
                                       Name: Emanuel Chrysoulakis
                                       Title: Vice President

                                       BEAR STEARNS COMMERCIAL MORTGAGE
                                       SECURITIES INC.

                                       By:
                                           -------------------------------------
                                       Name: Richard A. Ruffer Jr.
                                       Title: Vice President

                                    PMCF MLPA

                                    EXHIBIT A

                     SCHEDULE OF PMCF POOLED MORTGAGE LOANS

                                     Ex. A-1

  ID    CMSA LOAN NO.   CMSA PROPERTY NO.   SELLER LOAN NUMBER   PROPERTY NAME                            LOAN GROUP
-----   -------------   -----------------   ------------------   --------------------------------------   ----------

    1          1               1-001              6106890         South Bay Galleria                           1
    5          5                                  6106911         Tysons Office and Data Center                1
  5-a                          5-001              6106911a        Polk & Annex
  5-b                          5-002              6106911b        Roosevelt Building
  5-c                          5-003              6106911c        Buchanan Building
  5-d                          5-004              6106911d        Tyler Building
    9          9               9-001              6106863         1657 Broadway                                1
   11         11              11-001              6106835         Piedmont Mall                                1
   24         24              24-001              6106847         Concord Place                                2
   26         26              26-001              6106853         Ontario City Centre                          1
   29         29              29-001              6106930         Legends at KU                                2
   36         36              36-001              6106785         Holiday Inn Express - Elk Grove              1
   40         40                                  6106841         Spanish Crossroads and Grand Plaza           1
 40-a                         40-001              6106841a        Grand Plaza
 40-b                         40-002              6106841b        Spanish Crossroads
   43         43              43-001              6106848         Buffalo Creek Apartments                     2
   45         45              45-001              6106206         Southside Square                             1
   50         50              50-001              6106859         Sharene Lane Apartments                      2
   54         54              54-001              6106586         Clear Creek Business Center                  1
   56         56              56-001              6106915         The Links                                    2
   58         58              58-001              6106746         Winco Anchorage                              1
   59         59              59-001              6106888         2401 Locust Street Telecommunications        1
   60         60              60-001              6106876         Danville Park Apartments                     2
   70         70              70-001              6106117         Twin Oaks Shopping Center                    1
   72         72              72-001              6106866         Two Centre Square                            1
   80         80              80-001              6106451         The Tower                                    1
   87         87              87-001              6106694         Marvin Gardens                               2
   92         92              92-001              6106811         Marble Park                                  1
  101         101             101-001             6106861         Coast Center                                 1
  102         102             102-001             6106891         Menlo Business Park                          1
  103         103             103-001             6106408         Venlo Place Apartments                       1
  105         105             105-001             6106810         Marble Park III                              1
  114         114             114-001             6106729         Pointer Ridge Office Building                1
  115         115             115-001             6106862         Hualapai Way Retail                          1
  127         127             127-001             6105675         Conquistador                                 2
  134         134             134-001             6106802         Arlington Plaza                              1
  137         137                                 6106774         Baltimore Portfolio                          2
137-a                         137-001             6106774a        Saint Paul Commons
137-b                         137-002             6106774b        The Wentworth
137-c                         137-003             6106774c        West Monument
  139         139             139-001             6106786         Glendale Industrial                          1
  146         146             146-001             6106903         Manchester Plaza                             1
  149         149             149-001             6106836         Hills of Palos Verdes                        2
  150         150             150-001             6106668         Hampton Inn Greensboro                       1
  155         155             155-001             6106838         Coronado Villas Apartments                   2
  157         157             157-001             6106789         CVS Pharmacy                                 1
  171         171                                 6106849         Selway Industrial                            1
171-a                         171-001             6106849a        Union
171-b                         171-002             6106849b        Auburn
  177         177             177-001             6106875         Allied Drive Warehouse                       1
  178         178             178-001             6106819         Englewood Apartments                         2
  220         220             220-001             6106860         Cheyenne Office                              1
  222         222             222-001             6106775         Main Crossing Shopping Center                1

  ID    ADDRESS                                                            CITY        STATE    ZIP CODE   ORIGINAL BALANCE
-----   -----------------------------------------------------------   -------------   -------   --------   ----------------

    1   1801 to 1835 and 1515 to 1603 Hawthorne Boulevard             Redondo Beach      CA      90278        100,000,000
    5   Various                                                       McLean             VA      22102         67,000,000
  5-a   1764 Old Meadow Lane                                          McLean             VA      22102         34,600,000
  5-b   1755 Old Meadow Road                                          McLean             VA      22102         16,020,000
  5-c   1768 Old Meadow Lane                                          McLean             VA      22102          9,910,000
  5-d   1761 Old Meadow Road                                          McLean             VA      22102          6,470,000
    9   1657 Broadway                                                 New York           NY      10019         53,000,000
   11   325 Piedmont Drive                                            Danville           VA      24540         35,000,000
   24   401 West Lake Street                                          Northlake          IL      60164         20,000,000
   26   50 East Ontario Street                                        Chicago            IL      60611         18,800,000
   29   4101 West 24th Place                                          Lawrence           KS      66047         16,500,000
   36   9175 W. Stockton Boulevard                                    Elk Grove          CA      95758         13,275,000
   40   Various                                                       Amarillo           TX     Various        12,850,000
 40-a   3510 E. Interstate 40                                         Amarillo           TX      79103          8,330,000
 40-b   3415 Bell Street                                              Amarillo           TX      79109          4,520,000
   43   720 Buffalo Run Drive                                         Indianapolis       IN      46227         12,400,000
   45   1030 South Main Street                                        Kernersville       NC      27284         11,900,000
   50   114, 130 and 140 Sharene Lane                                 Walnut Creek       CA      94596         11,000,000
   54   6800 North Broadway                                           Denver             CO      80221         10,750,000
   56   2805 Par Drive                                                Raleigh            NC      27603         10,500,000
   58   4831 Old Seward Highway                                       Anchorage          AK      99503         10,500,000
   59   2401 Locust Street                                            Philadelphia       PA      19103         10,400,000
   60   218 Valley Creek Lane                                         Danville           CA      94526         10,300,000
   70   2715 Eastern Boulevard                                        Montgomery         AL      36117          9,750,000
   72   625 S. Gay St., 500 W. Clinch Avenue                          Knoxville          TN      37902          9,625,000
   80   402 E. Yakima Ave                                             Yakima             WA      98901          9,000,000
   87   2301 Third Avenue                                             Seattle            WA      98121          8,150,000
   92   2539,2541,2545,2550,2560,2570 West 237th Street               Torrance           CA      90505          8,000,000
  101   520-522 E. Lake Mead                                          Henderson          NV      89015          7,400,000
  102   2360,2362,2370,2372,2380 Qume Drive                           San Jose           CA      95131          7,375,000
  103   15345 Venlo Place                                             Big Rapids         MI      49307          7,350,000
  105   2531 and 2535 West 237th Street                               Torrance           CA      90505          7,250,000
  114   1525 Pointer Ridge Place                                      Bowie              MD      20716          6,620,000
  115   4280 South Hualapai Way                                       Las Vegas          NV      89147          6,510,000
  127   7575 Bellaire Boulevard                                       Houston            TX      77036          6,000,000
  134   1380 - 1400 South Arlington                                   Akron              OH      44306          5,500,000
  137   Various                                                       Baltimore          MD     Various         5,225,000
137-a   1121-23, 1125, 1127, 1203, 1205, 1209, 1230 St. Paul Street   Baltimore          MD      21202          2,465,000
137-b   311 Cathedral Street                                          Baltimore          MD      21201          1,520,000
137-c   103 West Monument Street                                      Baltimore          MD      21201          1,240,000
  139   2205 Glendale Avenue                                          Sparks             NV      89431          5,100,000
  146   5555 Manchester Avenue                                        Los Angeles        CA      90045          4,900,000
  149   930 West Interstate 30                                        Garland            TX      75043          4,700,000
  150   903 Knox Road                                                 McLeansville       NC      27301          4,700,000
  155   113 Coronado Drive                                            Denton             TX      76209          4,400,000
  157   6800 Collier Boulevard                                        Naples             FL      34114          4,325,000
  171   Various                                                       Various         Various   Various         3,610,000
171-a   29250 Union City Boulevard                                    Union City         CA      94587          2,380,073
171-b   4108 B Place NW                                               Auburn             WA      98001          1,229,927
  177   500 Allied Drive                                              Nashville          TN      37211          3,420,000
  178   5432 N.W. Waukomis Drive                                      Kansas City        MO      64151          3,400,000
  220   9930 West Cheyenne Avenue                                     Las Vegas          NV      89129          2,220,000
  222   2445 N. Main St                                               Paris              TX      75460          2,167,500

                               P&I MONTHLY DEBT
  ID    CUT-OFF DATE BALANCE        SERVICE       IO MONTHLY DEBT SERVICE   MORTGAGE RATE   INTEREST ACCRUAL BASIS
-----   --------------------   ----------------   -----------------------   -------------   ----------------------

    1        100,000,000             575,656                 NAP               5.62500%           Actual/360
    5         67,000,000               NAP                 332,011             5.86500%           Actual/360
  5-a         34,600,000
  5-b         16,020,000
  5-c          9,910,000
  5-d          6,470,000
    9         53,000,000               NAP                 282,562             6.31000%           Actual/360
   11         34,900,364             209,370                 NAP               5.97900%           Actual/360
   24         20,000,000             124,709                 NAP               6.37000%           Actual/360
   26         18,800,000               NAP                 94,194              5.93000%           Actual/360
   29         16,500,000               NAP                 81,624              5.85500%           Actual/360
   36         13,238,941             85,693                  NAP               6.02000%           Actual/360
   40         12,850,000             76,547                64,491              5.94000%           Actual/360
 40-a          8,330,000
 40-b          4,520,000
   43         12,400,000             72,048                59,823              5.71000%           Actual/360
   45         11,900,000             67,642                55,400              5.51000%           Actual/360
   50         11,000,000             66,021                55,857              6.01000%           Actual/360
   54         10,750,000             65,353                55,677              6.13000%           Actual/360
   56         10,500,000             64,105                54,737              6.17000%           Actual/360
   58         10,471,665             64,514                  NAP               6.23000%           Actual/360
   59         10,400,000             62,353                52,722              6.00000%           Actual/360
   60         10,300,000             61,820                52,302              6.01000%           Actual/360
   70          9,750,000             59,906                51,322              6.23000%           Actual/360
   72          9,625,000               NAP                 49,566              6.09500%           Actual/360
   80          8,906,411             51,951                  NAP               5.65000%           Actual/360
   87          8,150,000             49,652                42,349              6.15000%           Actual/360
   92          8,000,000             47,451                39,880              5.90000%           Actual/360
  101          7,392,563             44,129                  NAP               5.95000%           Actual/360
  102          7,375,000             43,933                37,013              5.94000%           Actual/360
  103          7,329,607             44,541                  NAP               6.10000%           Actual/360
  105          7,250,000             43,002                36,141              5.90000%           Actual/360
  114          6,620,000             40,890                35,126              6.28000%           Actual/360
  115          6,510,000             38,073                31,737              5.77000%           Actual/360
  127          6,000,000             36,360                30,924              6.10000%           Actual/360
  134          5,494,690             33,543                  NAP               6.16000%           Actual/360
  137          5,225,000             32,002                27,371              6.20000%           Actual/360
137-a          2,465,000
137-b          1,520,000
137-c          1,240,000
  139          5,100,000             32,068                27,793              6.45000%           Actual/360
  146          4,900,000             29,884                25,503              6.16000%           Actual/360
  149          4,700,000             28,603                24,382              6.14000%           Actual/360
  150          4,676,819             32,029                  NAP               6.60000%           Actual/360
  155          4,392,080             26,579                  NAP               6.07000%           Actual/360
  157          4,317,162             26,042                  NAP               6.04000%           Actual/360
  171          3,606,575             22,227                  NAP               6.25000%           Actual/360
171-a          2,377,815
171-b          1,228,760
  177          3,420,000             20,703                17,598              6.09000%           Actual/360
  178          3,400,000             20,341                17,179              5.98000%           Actual/360
  220          2,220,000             13,554                  NAP               6.17000%           Actual/360
  222          2,167,500             13,346                11,446              6.25000%           Actual/360

                                                                               STATED
                                                                           REMAINING TERM        ORIGINAL            REMAINING
                         MATURITY DATE OR   ORIGINAL TERM TO MATURITY OR   TO MATURITY OR   AMORTIZATION TERM   AMORTIZATION TERM
  ID    ARD LOAN (Y/N)        ARD                     ARD (MOS.)              ARD (MOS.)          (MOS.)               (MOS.)
-----   --------------   ----------------   ----------------------------   --------------   -----------------   -----------------

    1   No                   10/05/16                   118                      118                360                360
    5   No                   11/05/11                    60                       59                  0                  0
  5-a
  5-b
  5-c
  5-d
    9   Yes                  10/05/13                    84                       82                  0                  0
   11   No                   09/05/16                   120                      117                360                357
   24   No                   12/05/16                   120                      120                360                360
   26   No                   11/01/16                   120                      119                  0                  0
   29   No                   10/05/11                    60                       58                  0                  0
   36   No                   10/05/16                   120                      118                300                298
   40   No                   11/05/16                   120                      119                360                360
 40-a
 40-b
   43   No                   10/05/16                   120                      118                360                360
   45   No                   10/05/16                   120                      118                360                360
   50   No                   11/01/16                   120                      119                360                360
   54   No                   06/05/16                   120                      114                360                360
   56   No                   12/05/16                   120                      120                360                360
   58   No                   09/05/16                   120                      117                360                357
   59   No                   11/05/16                   120                      119                360                360
   60   No                   11/01/16                   120                      119                360                360
   70   Yes                  10/05/16                   120                      118                360                360
   72   No                   10/05/11                    60                       58                  0                  0
   80   No                   02/05/16                   120                      110                360                350
   87   No                   01/05/17                   126                      121                360                360
   92   No                   11/01/16                   120                      119                360                360
  101   No                   11/05/16                   120                      119                360                359
  102   No                   12/05/16                   120                      120                360                360
  103   No                   09/05/16                   120                      117                360                357
  105   No                   11/01/16                   120                      119                360                360
  114   Yes                  09/05/16                   120                      117                360                360
  115   No                   11/05/16                   120                      119                360                360
  127   No                   10/05/16                   120                      118                360                360
  134   No                   11/05/16                   120                      119                360                359
  137   No                   10/05/16                   120                      118                360                360
137-a
137-b
137-c
  139   No                   10/05/16                   120                      118                360                360
  146   No                   11/05/16                   120                      119                360                360
  149   No                   10/05/16                   120                      118                360                360
  150   No                   08/05/16                   120                      116                300                296
  155   No                   10/05/11                    60                       58                360                358
  157   Yes                  10/05/16                   120                      118                360                358
  171   No                   11/05/16                   120                      119                360                359
171-a
171-b
  177   No                   11/05/16                   120                      119                360                360
  178   No                   11/05/16                   120                      119                360                360
  220   No                   12/05/16                   120                      120                360                360
  222   Yes                  09/05/16                   120                      117                360                360

          CROSSED
        WITH OTHER
  ID       LOANS     CROSSED LOAN ID   PREPAYMENT PROVISIONS (# OF PAYMENTS)                         OWNERSHIP INTEREST
-----   ----------   ---------------   -----------------------------------------------------------   ------------------

    1                                  LO(25)/GRTR1% or YM(35)/GRTR1% or YM at T+0.50%(55)/Open(3)           Fee
    5                                  LO(26)/Defeasance(30)/Open(4)                                         Fee
  5-a                                                                                                        Fee
  5-b                                                                                                        Fee
  5-c                                                                                                        Fee
  5-d                                                                                                        Fee
    9                                  LO(27)/Defeasance(54)/Open(3)                                      Leasehold
   11                                  LO(28)/Defeasance(85)/Open(7)                                         Fee
   24                                  LO(25)/Defeasance(88)/Open(7)                                         Fee
   26                                  LO(26)/Defeasance(92)/Open(2)                                      Leasehold
   29                                  LO(23)/GRTR1% or YM(35)/Open(2)                                       Fee
   36                                  LO(27)/GRTR1% or YM(91)/Open(2)                                       Fee
   40                                  LO(26)/Defeasance(92)/Open(2)                                         Fee
 40-a                                                                                                        Fee
 40-b                                                                                                        Fee
   43                                  LO(27)/Defeasance(89)/Open(4)                                         Fee
   45                                  LO(27)/Defeasance(89)/Open(4)                                         Fee
   50                                  LO(47)/GRTR1% or YM(71)/Open(2)                                       Fee
   54                                  LO(47)/GRTR1% or YM(69)/Open(4)                                       Fee
   56                                  LO(25)/Defeasance(91)/Open(4)                                         Fee
   58                                  LO(28)/Defeasance(90)/Open(2)                                         Fee
   59                                  LO(26)/Defeasance(92)/Open(2)                                         Fee
   60                                  LO(47)/GRTR1% or YM(71)/Open(2)                                       Fee
   70                                  LO(27)/Defeasance(91)/Open(2)                                         Fee
   72                                  LO(27)/GRTR1% or YM(31)/Open(2)                                       Fee
   80                                  LO(35)/Defeasance(81)/Open(4)                                         Fee
   87                                  LO(30)/Defeasance(89)/Open(7)                                         Fee
   92                                  LO(47)/GRTR1% or YM(70)/Open(3)                                       Fee
  101                                  LO(26)/Defeasance(92)/Open(2)                                         Fee
  102                                  LO(25)/Defeasance(93)/Open(2)                                         Fee
  103                                  LO(28)/Defeasance(88)/Open(4)                                         Fee
  105                                  LO(47)/GRTR1% or YM(70)/Open(3)                                       Fee
  114                                  LO(28)/Defeasance(90)/Open(2)                                         Fee
  115                                  LO(26)/Defeasance(92)/Open(2)                                         Fee
  127                                  LO(27)/Defeasance(91)/Open(2)                                         Fee
  134                                  LO(26)/Defeasance(92)/Open(2)                                         Fee
  137                                  LO(27)/Flex(91)/Open(2)                                               Fee
137-a                                                                                                        Fee
137-b                                                                                                        Fee
137-c                                                                                                        Fee
  139                                  LO(27)/Defeasance(91)/Open(2)                                         Fee
  146                                  LO(26)/Defeasance(92)/Open(2)                                         Fee
  149                                  LO(27)/Defeasance(91)/Open(2)                                         Fee
  150                                  LO(29)/Defeasance(89)/Open(2)                                         Fee
  155                                  LO(23)/GRTR1% or YM(35)/Open(2)                                       Fee
  157                                  LO(47)/GRTR1% or YM(71)/Open(2)                                       Fee
  171                                  LO(26)/GRTR1% or YM(92)/Open(2)                                       Fee
171-a                                                                                                        Fee
171-b                                                                                                        Fee
  177                                  LO(26)/Defeasance(92)/Open(2)                                         Fee
  178                                  LO(26)/Defeasance(92)/Open(2)                                         Fee
  220                                  LO(25)/Defeasance(93)/Open(2)                                         Fee
  222                                  LO(28)/Defeasance(90)/Open(2)                                         Fee

                      ADMINISTRATIVE FEE
  ID    LOAN SELLER          RATE          DUE DATE   GRACE PERIOD (PRIOR TO LATE FEES)   LETTER OF CREDIT
-----   -----------   ------------------   --------   ---------------------------------   ----------------

    1       PMCF           0.02150%           5th                     0
    5       PMCF           0.02150%           5th                     0
  5-a       PMCF                                                      0
  5-b       PMCF                                                      0
  5-c       PMCF                                                      0
  5-d       PMCF                                                      0
    9       PMCF           0.02150%           5th                     0
   11       PMCF           0.02150%           5th                     0
   24       PMCF           0.02150%           5th                     0
   26       PMCF           0.02150%           1st                     4
   29       PMCF           0.02150%           5th                     0
   36       PMCF           0.02150%           5th                     0
   40       PMCF           0.02150%           5th                     0
 40-a       PMCF                                                      0
 40-b       PMCF                                                      0
   43       PMCF           0.02150%           5th                     0
   45       PMCF           0.02150%           5th                     0                   Yes ($2,369,151)
   50       PMCF           0.02150%           1st                     5
   54       PMCF           0.05150%           5th                     0
   56       PMCF           0.02150%           5th                    15
   58       PMCF           0.07150%           5th                     0
   59       PMCF           0.02150%           5th                     0
   60       PMCF           0.02150%           1st                     5
   70       PMCF           0.07150%           5th                     0                    Yes ($260,000)
   72       PMCF           0.02150%           5th                     0
   80       PMCF           0.02150%           5th                     0
   87       PMCF           0.07150%           5th                     0
   92       PMCF           0.05150%           1st                     5
  101       PMCF           0.02150%           5th                     0
  102       PMCF           0.07150%           5th                     0
  103       PMCF           0.07150%           5th                     0                    Yes ($730,000)
  105       PMCF           0.05150%           1st                     5
  114       PMCF           0.07150%           5th                     0
  115       PMCF           0.02150%           5th                     0
  127       PMCF           0.02150%           5th                     0
  134       PMCF           0.07150%           5th                     0
  137       PMCF           0.02150%           5th                     0
137-a       PMCF                                                      0
137-b       PMCF                                                      0
137-c       PMCF                                                      0
  139       PMCF           0.02150%           5th                     0
  146       PMCF           0.02150%           5th                     0
  149       PMCF           0.02150%           5th                     0
  150       PMCF           0.02150%           5th                     0
  155       PMCF           0.02150%           5th                     0
  157       PMCF           0.02150%           5th                     0
  171       PMCF           0.02150%           5th                     0
171-a       PMCF                                                      0
171-b       PMCF                                                      0
  177       PMCF           0.02150%           5th                     0                    Yes ($195,000)
  178       PMCF           0.02150%           5th                     0
  220       PMCF           0.07150%           5th                     0
  222       PMCF           0.07150%           5th                     0

  ID                                      LETTER OF CREDIT DESCRIPTION
-----   -----------------------------------------------------------------------------------------------

    1
    5
  5-a
  5-b
  5-c
  5-d
    9
   11
   24
   26
   29
   36
   40
 40-a
 40-b
   43
   45   Occupancy Reserve ($1,725,000 LOC), Rent Reserve ($266,151 LOC), Leasing Reserve ($378,000 LOC)
   50
   54
   56
   58
   59
   60
   70                                        Lease Up Reserve LOC
   72
   80
   87
   92
  101
  102
  103                    Rent Reserve ($405,000 LOC), Occupancy Reserve ($325,000 LOC)
  105
  114
  115
  127
  134
  137
137-a
137-b
137-c
  139
  146
  149
  150
  155
  157
  171
171-a
171-b
  177                                       Credit Enhancement LOC
  178
  220
  222

  ID    LOAN SPONSOR                                                                              INITIAL MASTER SERVICER
-----   ----------------------------------------------------------------------------------   --------------------------------

    1   Forest City Enterprises, Inc.                                                        Prudential Asset Resources, Inc.
    5   Ralph Dweck                                                                          Prudential Asset Resources, Inc.
  5-a
  5-b
  5-c
  5-d
    9   Philippe Weisberg, Richard Wagman                                                    Prudential Asset Resources, Inc.
   11   General Growth Properties, Inc.                                                      Prudential Asset Resources, Inc.
   24   David Friedman                                                                       Prudential Asset Resources, Inc.
   26   Derrick E. McGavin                                                                   Prudential Asset Resources, Inc.
   29   Place Properties, LP                                                                 Prudential Asset Resources, Inc.
   36   Daryl Geweke                                                                         Prudential Asset Resources, Inc.
   40   William L. Hutchinson                                                                Prudential Asset Resources, Inc.
 40-a
 40-b
   43   Gary S. Richman                                                                      Prudential Asset Resources, Inc.
   45   Robert P. Langley                                                                    Prudential Asset Resources, Inc.
   50   Joseph E. Raphel, Jeffrey S. Lawrence, Thomas W. Thompson                            Prudential Asset Resources, Inc.
   54   Bruce H. Etkin, David L. Johnson, The Johnson Family Limited Partnership, L.L.L.P.   Prudential Asset Resources, Inc.
   56   Carlos A.G. Vigon                                                                    Prudential Asset Resources, Inc.
   58   Richard B. Shapiro, Richard A. Lawrence                                              Prudential Asset Resources, Inc.
   59   Thomas A. Stegeman, Burton G. Malkiel, Jonathan P. Malkiel, Edward J. Welsh III      Prudential Asset Resources, Inc.
   60   Joseph E. Raphel, Jeffrey S. Lawrence, Thomas W. Thompson                            Prudential Asset Resources, Inc.
   70   Michael McMillen, Michael Klump                                                      Prudential Asset Resources, Inc.
   72   Westminster Fund VI L.P.                                                             Prudential Asset Resources, Inc.
   80   Joseph R. Morrier                                                                    Prudential Asset Resources, Inc.
   87   Kenneth C. Winslow, J. Thomas Wells, Sandra Lynne Wells                              Prudential Asset Resources, Inc.
   92   Don Wilson Builders                                                                  Prudential Asset Resources, Inc.
  101   Ali Moradshahi, Michael Hamid Mahban                                                 Prudential Asset Resources, Inc.
  102   Parley Joe Livingston, Marc Barkdull                                                 Prudential Asset Resources, Inc.
  103   William J. Bont, Michael J. Houseman, Brian Winkelman, Marcel D.P. Burgler           Prudential Asset Resources, Inc.
  105   Don Wilson Builders                                                                  Prudential Asset Resources, Inc.
  114   Old Line Bancshares, Inc., J. Webb, Inc., Lucente Enterprises Incorporated           Prudential Asset Resources, Inc.
  115   Jeff Pori, David Stubbs                                                              Prudential Asset Resources, Inc.
  127   Shyam H. Hingorani, Kiran S. Hingorani                                               Prudential Asset Resources, Inc.
  134   Lawrence B. Levey, James H. Nobil, Ivan Novick                                       Prudential Asset Resources, Inc.
  137   Nickolas W. Jekogian III                                                             Prudential Asset Resources, Inc.
137-a
137-b
137-c
  139   Frank C. Parcell, III                                                                Prudential Asset Resources, Inc.
  146   Peter K. Kim, Helena-Yon Kim                                                         Prudential Asset Resources, Inc.
  149   Michael D. Hibbert, R. Laurence Keene, Genevieve Keene                               Prudential Asset Resources, Inc.
  150   Raman C. Patel, Nayan C. Patel                                                       Prudential Asset Resources, Inc.
  155   Rick Graf                                                                            Prudential Asset Resources, Inc.
  157   James M. Grant                                                                       Prudential Asset Resources, Inc.
  171   William R. Selway, Daniel F. Selway                                                  Prudential Asset Resources, Inc.
171-a
171-b
  177   James G. Williams, Gary R. Belz                                                      Prudential Asset Resources, Inc.
  178   Scott McWhorter, Michael Green                                                       Prudential Asset Resources, Inc.
  220   Mark A. Schnippel, Jacqueline Schnippel                                              Prudential Asset Resources, Inc.
  222   Michael McMillen, Michael Klump                                                      Prudential Asset Resources, Inc.

  ID    INITIAL MASTER SERVICING FEE RATE
-----   ---------------------------------

    1            0.02050%
    5            0.02050%
  5-a            0.02050%
  5-b            0.02050%
  5-c            0.02050%
  5-d            0.02050%
    9            0.02050%
   11            0.02050%
   24            0.02050%
   26            0.02050%
   29            0.02050%
   36            0.02050%
   40            0.02050%
 40-a            0.02050%
 40-b            0.02050%
   43            0.02050%
   45            0.02050%
   50            0.02050%
   54            0.05050%
   56            0.02050%
   58            0.07050%
   59            0.02050%
   60            0.02050%
   70            0.07050%
   72            0.02050%
   80            0.02050%
   87            0.07050%
   92            0.05050%
  101            0.02050%
  102            0.07050%
  103            0.07050%
  105            0.05050%
  114            0.07050%
  115            0.02050%
  127            0.02050%
  134            0.07050%
  137            0.02050%
137-a            0.02050%
137-b            0.02050%
137-c            0.02050%
  139            0.02050%
  146            0.02050%
  149            0.02050%
  150            0.02050%
  155            0.02050%
  157            0.02050%
  171            0.02050%
171-a            0.02050%
171-b            0.02050%
  177            0.02050%
  178            0.02050%
  220            0.07050%
  222            0.07050%

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

          The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

          (a) The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of
Delaware.

          (b) The Mortgage Loan Seller's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan
Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (c) The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (d) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan
Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (e) The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this
Agreement.

          (f) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (g) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (h) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (i) The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          (j) The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

          (k) After giving effect to its transfer of the Mortgage Loans to the
Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (l) The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (m) No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

          (n) The principal place of business and chief executive office of the
Mortgage Loan Seller is located in the State of New Jersey.

          (o) The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

          The Purchaser hereby represents and warrants that, as of the Closing
Date:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

          (c) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (d) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

          (e) The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (f) The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                     Ex. C-1

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN SELLER'S
KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE
OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE
MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

          The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. As of the Closing Date, the Mortgage Loan is not,
and in the prior 12 months (or since the date of origination if such Mortgage
Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the
Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without

                                        1

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage
Loan, the Mortgage Loan has not, to the Mortgage Loan Seller's knowledge, been
60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions

                                        2

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid, binding and, subject to the exceptions set forth in
Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an Assignment of Leases, either as a separate instrument or as part of the Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in
Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller), and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related Mortgaged
Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such
Mortgage Loan (except in any such

                                        3

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or (2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5% of the original principal balance of the related Mortgage Loan). None of the engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the
Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each
Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged
Property, and (b) no improvements on adjoining properties encroached upon such
Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph
8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative

                                        4

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

insurance is not available), the following: (a) access to a public road; and (b)
that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan Documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgage Loans identified on Schedule C to this Agreement as Property Condition or Engineering
Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property
Condition or Engineering Report, with respect to each Mortgaged Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged Property securing a
Mortgage Loan in connection with the origination of such Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property
Condition or Engineering Report Loan, the applicable Property Condition or
Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has

                                        5

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related
Borrower was identified as a responsible party for such condition or circumstance, (B) the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the
Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such
Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on
Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the
Mortgage Loan Seller and its successors and/or assigns as a loss payee (a
"Secured Creditor Policy") or a pollution legal liability policy naming the
Mortgage Loan Seller and its successors and/or assigns as an additional insured
(a "PLL Policy"; a Secured Creditor Policy or a PLL Policy, an "Environmental
Policy") (provided that a Mortgaged Property will not be identified on Schedule
C (Representation 12) to this Agreement unless the applicable Environmental
Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such Environmental Policy has been issued by an

                                        6

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental
Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such Environmental Policy have been so paid; and
either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental
Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such
Environmental Policy. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related
Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment Date) of the Mortgage Loan to which it relates and either (x) does not provide for a deductible or (y) provides for a deductible and the amount of that deductible is held in escrow. Each
Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an
ARD Loan, the Anticipated Repayment Date) of the related Mortgage Loan, (2)
provides for a deductible in an amount reasonably acceptable to the Mortgage
Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan
Seller. The Mortgage for each Mortgage Loan encumbering the related Mortgaged
Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any

                                        7

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

such valid offset, defense, counter claim or right based on intentional fraud by
Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related
Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the
Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged
Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the
Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged

                                        8

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

Property is in an area identified in the Federal Register by the Federal
Emergency Management Agency as having special flood hazards, the related
Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

          15. Taxes and Assessments. To the Mortgage Loan Seller's knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no
Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related
Mortgaged Property that is an Affiliate of the Borrower or (z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the
Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could

                                        9

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

          18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

          (a) Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld;
     provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

          (d) The related ground lessor has agreed to provide the holder of the
     Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged
     Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

          (e) In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease;
     such Ground Lease provides that no notice of termination given under such
     Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan Seller has not received any written notice of default under or termination of such
     Ground Lease; to the Mortgage

                                       10

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

     Loan Seller's knowledge, there is no material default under such Ground
     Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground
     Lease; and, to the Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

          (f) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years if such Mortgage
     Loan fully or substantially amortizes by the stated maturity;

          (g) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

          (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the
     Mortgage Loan together with any accrued interest thereon;

          (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such
     Mortgage Loan; and

          (j) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage
     Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

          19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

                                       11

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related
Monthly Payment.

          22. Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. Each of the related Mortgage Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

          24. No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of

                                       12

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified

                                       13

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

          29. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

          30. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          31. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

          32. No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach;
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C.
Neither the Mortgage Loan Seller nor any servicer on behalf of the

                                       14

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

          33. Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower is directly or indirectly transferred, sold or pledged; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

          34. Single Purpose Entity. The Borrower on each Mortgage Loan with a
Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

          35. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          36. Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the

                                       15

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded
(or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial
Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

          37. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

          38. [RESERVED]

          39. [RESERVED]

          40. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of rents, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

          41. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

          42. Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

          43. Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were

                                       16

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          44. Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

          45. Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

          46. No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

          47. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

          48. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the
Mortgage Loan, the Mortgaged Property had access to a public road.

          49. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

                                       17

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

          50. Loan Servicing. The servicing practices used with respect to each
Mortgage Loan have been in all material respects legal, proper, and prudent.

          51. Terrorism Insurance. With respect to each Mortgage Loan that has a
Stated Principal Balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this Agreement.

                                       18

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    Sch. C-1

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

EXCEPTIONS TO REPRESENTATION 2 (OWNERSHIP OF MORTGAGE LOANS)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         The Mortgage Loan is subject to the
                                        terms and conditions of the Co-Lender
                                        Agreement by and between the Mortgage
                                        Loan Seller and the initial holder of
                                        the B note.

Loan No. 80 (The Tower)                 The Mortgage Loan is subject to the
                                        terms and conditions of the Co-Lender
                                        Agreement by and between the Mortgage
                                        Loan Seller and the initial holder of
                                        the B note.

EXCEPTIONS TO REPRESENTATION 4 (LIEN; VALID ASSIGNMENT)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         The Mortgaged Property securing the
                                        Mortgage Loan also secures one
                                        subordinate B note, which is not an
                                        asset of the trust.

Loan No. 80 (The Tower)                 The Mortgaged Property securing the
                                        Mortgage Loan also secures one
                                        subordinate B note, which is not an
                                        asset of the trust.

EXCEPTION TO REPRESENTATION 9 (NO HOLDBACK)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         Pursuant to the loan documents, the
                                        holder of the subordinate B note is
                                        required to make additional advances
                                        under the B note pursuant to the terms
                                        thereof.

EXCEPTIONS TO REPRESENTATION 12 (ENVIRONMENTAL CONDITIONS)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 9 (1657 Broadway)              The Phase I environmental assessment of
                                        the Mortgaged Property and the property
                                        condition report are dated October 14,
                                        2005 and October 17, 2005, respectively.

Loan No. 80 (The Tower)                 The Phase I environmental assessment of
                                        the Mortgaged Property is dated October
                                        21, 2005.

Loan No. 45 (Southside Square)          The Phase I environmental assessment of
                                        the Mortgaged Property is dated November
                                        9, 2005.

EXCEPTIONS TO REPRESENTATION 14 (INSURANCE)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         Business income insurance covers a
                                        period commencing at the time of loss
                                        for such length of time as it takes to
                                        repair or replace with the exercise of
                                        due diligence and dispatch; and an
                                        extended period of indemnity endorsement
                                        that covers the continued loss of income
                                        until such income either returns to the
                                        same level it was at prior to the loss,
                                        or the expiration of twelve (12) months
                                        from the date that the Mortgaged
                                        Property is repaired or replaced and
                                        operations are resumed, whichever first
                                        occurs. This is not necessarily 18
                                        months. However, it must be in an amount
                                        equal to one hundred percent (100%) of
                                        the projected gross income from the
                                        property for a period from the date of
                                        loss to a date (assuming total
                                        destruction) which is twelve (12) months
                                        from the date that the property is
                                        repaired or replaced and operations are
                                        resumed. The amount of such business
                                        income insurance shall be determined
                                        prior to the date hereof and at least
                                        once each year thereafter based on the
                                        borrower's reasonable estimate of the
                                        gross income from the Mortgaged Property
                                        for the succeeding twenty-four (24)
                                        month period.

Loan No. 11 (Piedmont Mall)             The loan documents provide that coverage
                                        under the all risk insurance policy must
                                        equal 100% of the replacement cost of
                                        improvements.

                                        The business interruption insurance
                                        policy provides coverage for an amount
                                        equal to 12 months.

Loan No. 157 (CVS Pharmacy - Naples)    The all risk property insurance policies
                                        and commercial general liability
                                        insurance policies in place at the
                                        Mortgaged Property have a deductible of
                                        $500,000.00 each; provided, however,
                                        that the lender may require policies
                                        with maximum deductibles in the amount
                                        set forth in the Mortgage upon the
                                        occurrence of any one of the following:
                                        (x) the borrower at origination is no
                                        longer the borrower under the Mortgage,
                                        (y) a default or

                                       2

                                        event of default has occurred under the
                                        Mortgage or under any of the other loan
                                        documents; and/or (z) the tenant under
                                        the lease no longer maintains, and/or is
                                        no longer required to maintain pursuant
                                        to the lease or otherwise, the all risk
                                        property insurance and the commercial
                                        general liability insurance required
                                        under the Mortgage. The borrower and
                                        guarantor are personally liable if such
                                        deductible is not turned over for use in
                                        accordance with the loan documents.

                                        Business income insurance is currently
                                        in place with a ninety percent (90%)
                                        co-insurance limitation; provided that,
                                        however, the borrower is required to (i)
                                        replace the existing business income
                                        insurance policy with a business income
                                        insurance policy that does not contain
                                        any co-insurance limitation and
                                        otherwise satisfies all of the other
                                        requirements of the Mortgage, and (ii)
                                        provide evidence satisfactory to the
                                        lender of such replacement, in each
                                        case, on or before the date that is
                                        thirty (30) days before the existing
                                        policy expires. The borrower and the
                                        guarantor are also personally liable for
                                        losses suffered as a result of the
                                        failure of the insurance proceeds
                                        recovered under the business income
                                        insurance policy maintained by the
                                        borrower to cover all losses as a result
                                        of the ninety percent (90%) coinsurance
                                        limitation on such policy.

                                        The certificates of insurance delivered
                                        at origination from the tenant of the
                                        Mortgaged Property do not contain the
                                        assurance from the insurer that the
                                        insurer shall provide at least thirty
                                        (30) days' prior written notice to the
                                        lender prior to (x) any policy
                                        reduction, cancellation or termination
                                        for any reason and (y) any modification
                                        thereof which affects the interest of
                                        the lender. The borrower and the
                                        guarantor are personally liable for any
                                        losses suffered by the lender as a
                                        result of the failure by the tenant of
                                        the Mortgaged Property and/or its
                                        insurer to provide thirty (30) days
                                        prior written notice to the lender of
                                        the policy reduction, cancellation,
                                        termination or modification (which
                                        affects the interest of the lender) of
                                        any insurance policy, and (ii) the
                                        policy reduction, cancellation,
                                        termination or modification (which
                                        affects the interest of the lender) of
                                        such policy.

                                       3

Loan No. 178 (Englewood Apartments)     Although the survey did not reflect that
                                        buildings 5428-5430 and 5432 are in a
                                        flood zone, flood insurance was obtained
                                        for these buildings as the FEMA website
                                        reflected these as being in a flood
                                        zone. However, the surveyor's zone
                                        limits are noted as approximate.
                                        Building 5424 - 5426 was not insured for
                                        flood as only a corner of the building
                                        appeared to be in the flood zone per
                                        prior survey; however, the nonrecourse
                                        carveout guarantor has guaranteed any
                                        losses resulting from the lack of flood
                                        insurance on this building.

EXCEPTIONS TO REPRESENTATION 18 (LEASEHOLD ESTATE ONLY)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         (a) A memorandum of the ground sublease
                                        has not yet been duly executed and
                                        recorded. This is being handled as a
                                        post closing obligation. The borrower is
                                        also the holder of the fee interest in
                                        the Mortgaged Property.

                                        (j) The ground sublease may be amended
                                        or modified without the prior written
                                        consent of the lender.

EXCEPTIONS TO REPRESENTATION 23 (OTHER MORTGAGE LIENS)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         The Mortgaged Property securing the
                                        Mortgage Loan also secures one
                                        subordinate B note, which is not an
                                        asset of the trust.

                                        Pursuant to the loan documents, the
                                        holder of the subordinate B note may be
                                        required to make additional advances
                                        under the B note pursuant to the terms
                                        thereof; such additional advances will
                                        be secured by the lien of the Mortgage.

Loan No. 11 (Piedmont Mall)             The borrower is required to pay all
                                        reasonable out-of-pocket costs and
                                        expenses.

Loan No. 80 (The Tower)                 The Mortgaged Property securing the
                                        Mortgage Loan also secures one
                                        subordinate B note, which is not an
                                        asset of the trust.

                                        4

EXCEPTIONS TO REPRESENTATION 28 (RELEASES OF MORTGAGED PROPERTIES)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         In the event that the lender notifies
                                        the borrower that it has elected not to
                                        make the construction loan after the
                                        borrower has requested the lender to do
                                        so pursuant to the Loan Agreement, the
                                        borrower is entitled to obtain (x) the
                                        release of the additional property from
                                        the lien of the Mortgage, (y) the
                                        release of the Borrower's obligations
                                        under the loan documents with respect to
                                        the additional property (other than
                                        those expressly stated to survive) and
                                        (a) a release of the additional property
                                        owner from its obligations under the
                                        loan documents, upon satisfaction of
                                        certain conditions precedent described
                                        in Section 2.5 of the Loan Agreement.
                                        Although no material value was given to
                                        the additional property when
                                        underwriting the Mortgage Loan, the
                                        additional property is an improved
                                        parcel.

Loan No. 11 (Piedmont Mall)             The loan documents permit the release of
                                        one or more specified parcels at the
                                        Mortgaged Property without payment of
                                        release price, provided that except with
                                        respect to parcels that are acquired
                                        after the origination date, each such
                                        parcel is generally required to be
                                        vacant, non-income producing and
                                        unimproved or improved only by
                                        landscaping utility facility that are
                                        readily relocatable or surface parking
                                        areas.

EXCEPTIONS TO REPRESENTATION 33 (DUE-ON-SALE)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Various                                 The Mortgage Loan documents also permit,
                                        without lender consent, with respect to
                                        Mortgage Loans made to tenant-in-common
                                        borrowers, transfers among and to
                                        additional tenant-in-common borrowers.

Loan Nos. 9, 11, 36, 58, 80, 137 and    The loan documents permit the equity
178 (1657 Broadway, Piedmont Mall,      owners of the borrower to incur
Holiday Inn Express -- Elk Grove,       mezzanine debt subject to satisfaction
Winco Anchorage, The Tower, Baltimore   of various conditions specified in such
Portfolio, Englewood Apartments)        documents, generally including the
                                        satisfaction of LTV and DSCR tests.

                                       5

Loan No. 11 (Piedmont Mall)             The loan documents permit: (i) transfers
                                        of direct or indirect ownership
                                        interests in the borrower to "Qualified
                                        Transferees" meeting certain financial
                                        criteria and general creditworthiness
                                        standards set forth in the Loan
                                        Agreement; and (ii) transfers of direct
                                        or indirect ownership interests in
                                        certain specified affiliates of the
                                        borrower. A "Qualified Transferee" shall
                                        mean any one of the following persons:
                                        (i) a pension fund, pension trust or
                                        pension account that (a) has total real
                                        estate assets of at least $1 billion and
                                        (b) is managed by a person who controls
                                        at least $1 billion of real estate
                                        equity assets; (ii) a pension fund
                                        advisor who (a) immediately prior to
                                        such transfer, controls at least $1
                                        billion of real estate equity assets and
                                        (b) is acting on behalf of one or more
                                        pension funds that, in the aggregate,
                                        satisfy the requirements of clause (i)
                                        of this definition; (iii) an insurance
                                        company which is subject to supervision
                                        by the insurance commissioner, or a
                                        similar official or agency, of a state
                                        or territory of the United States
                                        (including the District of Columbia) (a)
                                        with a net worth, as of a date no more
                                        than six (6) months prior to the date of
                                        the transfer of at least $500 million
                                        and (b) who, immediately prior to such
                                        transfer, controls real estate equity
                                        assets of at least $1 billion; (iv) a
                                        corporation organized under the banking
                                        laws of the United States or any state
                                        or territory of the United States
                                        (including the District of Columbia) (a)
                                        with a combined capital and surplus of
                                        at least $500 million and (b) who,
                                        immediately prior to such transfer,
                                        controls real estate equity assets of at
                                        least $1 billion; or (v) any person (a)
                                        with a long-term unsecured debt rating
                                        from the Rating Agencies of at least
                                        investment grade or (b) who (i) owns or
                                        operates at least (10) regional shopping
                                        centers totaling at least six (6)
                                        million square feet of gross leasable
                                        area, (ii) has a net worth, as of a date
                                        no more than six (6) months prior to the
                                        date of such transfer, of at least $500
                                        million and (iii) immediately prior to
                                        such transfer, controls real estate
                                        equity assets of at least $1 billion.

                                        In addition, the holders of indirect
                                        ownership interests in the borrower are
                                        permitted to pledge their interests as
                                        security for additional debt, provided
                                        that, among other things, the following

                                       6

                                        conditions are satisfied: (i) no event
                                        of default under the Mortgage Loan has
                                        occurred and is continuing, (ii) the
                                        pledge is to a "qualified pledgee" or is
                                        subject to the lender's prior written
                                        consent, which may be withheld in the
                                        lender's sole and absolute discretion,
                                        provided that the lender's consent may
                                        not be unreasonably withheld, if the
                                        borrower has delivered (A) rating agency
                                        confirmation that the pledge will not,
                                        in and of itself, result in a downgrade,
                                        withdrawal or qualification of the
                                        ratings assigned to the certificates and
                                        (B) a substantive non-consolidation
                                        opinion reasonable acceptable to the
                                        lender and the rating agencies, and
                                        (iii) in the event the property manager
                                        of the Mortgaged Property will change in
                                        connection with the pledge, the
                                        replacement property manager must meet
                                        the conditions set forth in the related
                                        loan documents. Pledges of equity to or
                                        from affiliates of the borrower are also
                                        permitted. A "qualified pledgee"
                                        generally means (i) one or more
                                        institutional entities that (A) has
                                        total assets (in name or under
                                        management) in excess of $650,000,000,
                                        and (except with respect to a pension
                                        advisory firm or similar fiduciary)
                                        capital/statutory surplus or
                                        shareholder's equity of $250,000,000;
                                        and (B) is regularly engaged in the
                                        business of making or owning commercial
                                        real estate loans or commercial loans
                                        secured by a pledge of interests in the
                                        borrower or owning and operating
                                        commercial mortgage properties; or (ii)
                                        an entity for which the borrower has
                                        obtained rating agency confirmation that
                                        the pledge to such entity will not, in
                                        and of itself, result in a downgrade,
                                        withdrawal or qualification of the
                                        ratings assigned to the certificates.

Loan No. 59 (2401 Locust Street         The equity owners of the borrower
Telecommunications)                     obtained mezzanine financing secured by
                                        the limited partnership interests of
                                        each of the three borrowers and the
                                        limited partnership interests of each
                                        general partner of a borrower in the
                                        original principal amount of $500,000.
                                        An intercreditor agreement in favor of
                                        the lender was executed.

Loan No. 171 (Selway Industrial         The loan documents permit transfers of
Buildings)                              more than 49% of membership interests in
                                        the borrower without the lender's prior
                                        review or consent, but only if one or
                                        the other principal (Dan or Bill

                                       7

                                        Selway) retains majority control.

EXCEPTIONS TO REPRESENTATION 34 (SINGLE PURPOSE ENTITY)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         The borrower's expenses and the expenses
                                        of the property may be paid through one
                                        central accounts payable department
                                        bearing the name of "Forest City
                                        Enterprises, Inc." so long as Forest
                                        City Enterprises, Inc. accounts for such
                                        expenses separately from those of the
                                        borrower's affiliates and the borrower
                                        is charged with and pays for such
                                        expenses.

Loan No. 24 (Concord Place)             One of the borrowers, International
                                        Health Systems, Inc. ("IHS"), has owned
                                        and operated the Mortgaged Property for
                                        a number of years prior to origination
                                        of the Mortgage Loan. IHS was made a
                                        borrower because it holds the permits
                                        necessary to operate the Mortgaged
                                        Property as a Congregate Care Facility
                                        and, by adding IHS as a borrower, the
                                        lender was able to obtain a security
                                        interest in all of the permits and that
                                        no income of the Mortgaged Property is
                                        being received by a party other than one
                                        of its borrowers. IHS has not owned or
                                        operated any property other than the
                                        Mortgaged Property and has executed a
                                        Recycled Entity Certificate and amended
                                        its articles of incorporation to include
                                        SPE provisions.

EXCEPTIONS TO REPRESENTATION 35 (WHOLE LOAN)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         The Mortgage Loan is subject to the
                                        terms and conditions of the Co-Lender
                                        Agreement by and between the Mortgage
                                        Loan Seller and the initial holder of
                                        the B note.

Loan No. 80 (The Tower)                 The Mortgage Loan is subject to the
                                        terms and conditions of the Co-Lender
                                        Agreement by and between the Mortgage
                                        Loan Seller and the initial holder of
                                        the B note.

EXCEPTIONS TO REPRESENTATION 40 (RECOURSE)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         There is no additional carveout
                                        guarantor with

                                       8

                                        respect to the environmental indemnity;
                                        this indemnity is only from the
                                        borrower. However the borrower has
                                        obtained a pollution legal liability
                                        insurance policy from Indian Harbor
                                        Insurance Co. with a $10,000,000 policy
                                        limit.

Loan No. 5 (Tysons Office & Data        Recourse to the borrower and the
Center)                                 nonrecourse carveout guarantor expressly
                                        excludes losses incurred by reason of
                                        consequential damages.

Loan No. 9 (1657 Broadway)              The nonrecourse carveout guarantor's
                                        liability for fraud is capped at
                                        $15,000,000, provided that such
                                        guarantor didn't participate in the
                                        fraud or have any knowledge of the
                                        fraud.

Loan No. 11 (Piedmont Mall)             There is no other individual or entity
                                        other than the borrower that is liable
                                        for the non-recourse carveouts.

                                        The losses covered by the environmental
                                        indemnity do not include losses incurred
                                        by reason of consequential damages.

                                        The carveout with respect to
                                        misrepresentation is for "intentional
                                        misrepresentation" not "material
                                        misrepresentation."

Loan Nos. 56 and 115 (The Links,        As a result of the tenant-in-common
Hualapai Way Retail)                    structure, each borrower under the
                                        related Mortgage Loan and the related
                                        recourse carveout guarantor is or will
                                        be liable under its recourse carveout
                                        guaranty only to the extent that the
                                        event that caused the liability under
                                        the guaranty was caused by such
                                        borrower.

EXCEPTION TO REPRESENTATION 49 (TAX PARCELS)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 9 (1657 Broadway)              The Mortgaged Property is part of a
                                        common tax lot with a hotel property
                                        that is built around and over the
                                        property. The hotel is currently owned
                                        and operated by Accor Hotels, the
                                        landlord.

EXCEPTIONS TO REPRESENTATION 51 (TERRORISM INSURANCE)

            MORTGAGE LOAN                              EXCEPTION
-------------------------------------   ----------------------------------------
Loan No. 1 (South Bay Galleria)         The borrower is required to maintain
                                        terrorism

                                       9

                                        insurance in amount, coverage and form
                                        acceptable to the lender and otherwise
                                        in compliance with the Terrorism Risk
                                        Insurance Act of 2002, Public Law
                                        107-297, as amended ("TRIA"); provided
                                        that, if TRIA is no longer in effect,
                                        the borrower is required to purchase
                                        only so much terrorism insurance as may
                                        be obtained in the amount for any
                                        12-month period equal to $80,000.00 (as
                                        such amount shall be adjusted annually
                                        by a percentage equal to the increase is
                                        the Consumer Price Index from the
                                        previous year).

Loan No. 5 (Tysons Office & Data        The borrower is obligated to maintain
Center)                                 terrorism insurance coverage to the
                                        extent and at the level obtainable at an
                                        annual premium for such insurance not to
                                        exceed twice the then current aggregate
                                        amount of all insurance premiums.

Loan No. 9 (1657 Broadway)              The borrower is only required to
                                        maintain terrorism insurance coverage to
                                        the extent and at the level obtainable
                                        at an annual premium for such insurance
                                        not to exceed $110,000.00.

Loan No. 157 (CVS Pharmacy - Naples)    There is currently no terrorism
                                        insurance coverage in place, however,
                                        the lender may require a policy or
                                        endorsement against acts of terrorism
                                        upon the occurrence of any one of the
                                        following: (y) the borrower at
                                        origination is no longer the borrower;
                                        and/or (z) the tenant under the lease no
                                        longer maintains, and/or is no longer
                                        required to maintain pursuant to the
                                        lease or otherwise, the insurance for
                                        the Mortgaged Property. In addition, the
                                        borrower and the guarantor are
                                        personally liable for any damage to the
                                        Mortgaged Property resulting from a
                                        terrorist act not covered by any
                                        insurance policy maintained by the
                                        borrower for the Mortgaged Property and
                                        the Mortgage Loan will be fully recourse
                                        to the borrower and the guarantor in the
                                        event a casualty due to an act of
                                        terrorism occurs on the Mortgaged
                                        Property, which casualty is not covered,
                                        in full or in part, by any insurance
                                        policy maintained by the borrower for
                                        the Mortgaged Property.

                                       10

                                   EXHIBIT D-1

                   FORM OF CERTIFICATE OF THE SECRETARY OR AN
                 ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                          Executed certificate attached at Tab 43.

                                   Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

          In connection with the execution and delivery by Prudential Mortgage
Capital Funding, LLC ("PMCF") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and Sale
Agreement dated as of December 6, 2006 (the "Mortgage Loan Purchase Agreement")
among PMCF as seller and Bear Stearns Commercial Mortgage Securities Inc. as
purchaser (the "Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of PMCF in or made pursuant to Section 4(a) of the Mortgage Loan
Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) PMCF has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase
Agreement to be performed or satisfied at or prior to the date hereof, and (iii)
since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the
Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of PMCF. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                        Certified this 19 day of December, 2006.

                                        PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(vi)

                      Executed opinion attached at Tab 93.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(vii)

                      Executed opinion attached at Tab 92.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(viii)

                 Executed opinion attached at Tab 90 and Tab 91.

                                   Ex. D-3C-1